UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Organovo Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

w  SCAN TO   VIEW MATERIALS & VOTE  ORGANOVO HOLDINGS, INC.  11555 SORRENTO VALLEY ROAD, SUITE 100  SAN DIEGO, CA 92121  VOTE BY INTERNET   Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information  up until 11:59 p.m. Eastern Time on October 11, 2022. Have your proxy card in hand when  you access the web site and follow the instructions to obtain your records and to create an  electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/ONVO2022  You may attend the meeting via the Internet and vote during the meeting. Have the information  that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time October 11, 2022. Have your proxy card in hand when you call and  then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we  have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  D91079-P80549  ORGANOVO HOLDINGS, INC.  The Board of Directors recommends you vote FOR the following:  1. To elect each of Douglas Jay Cohen and David Gobel as  a Class II director to hold office until the 2025 Annual  Meeting of Stockholders and until his respective successor  is elected and qualified.  For   Withhold   Nominees:  !  !   1a. Douglas Jay Cohen  !  !   1b. David Gobel  The Board of Directors recommends you vote FOR proposals 2, 3 and 4.  For   Against  Abstain  !  !  !  2. To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2023.  !  !  !  3. To approve, on an advisory basis, the compensation of our named executive officers.  !  !  !  4. To approve the Organovo Holdings, Inc. 2022 Equity Incentive Plan.  NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,  administrator, or other fiduciary, please give full title as such. Joint owners should each sign  personally. All holders must sign. If a corporation or partnership, please sign in full corporate  or partnership name by authorized officer.

You are cordially invited to attend our 2022 Annual Meeting of Stockholders, to be held virtually  via live webcast at www.virtualshareholdermeeting.com/ONVO2022 at 9:00 a.m. Pacific Time on  October 12, 2022.  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.  D91080-P80549  ORGANOVO HOLDINGS, INC.  Annual Meeting of Stockholders  October 12, 2022, 9:00 a.m. Pacific Time  This proxy is solicited by the Board of Directors  The undersigned hereby appoints Keith Murphy and Tom Jurgensen, or either of them, as proxies, each with the power  to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of  this proxy, all of the shares of Common Stock of ORGANOVO HOLDINGS, INC. that the undersigned is entitled to vote  at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time on October 12, 2022, via live webcast at www.virtualshareholdermeeting.com/ONVO2022 and any adjournment or postponement thereof.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION  IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 ON THE REVERSE SIDE AND "FOR" PROPOSALS 2, 3 AND 4.  Continued and to be signed on reverse side